Note 12. Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Text Block]
NOTE 12 – DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As part of its overall interest rate risk management activities, the Company utilized a derivative instrument to manage its exposure to interest rate risks which can cause significant fluctuations in earnings.  This derivative instrument consisted of an interest rate swap agreement which the Company entered into during 2007.  This agreement expired during 2010.  Interest rate swap agreements are derivative financial instruments (“derivatives”).  Interest rate swaps generally involve the exchange of fixed and variable rate interest payments between two parties, based on a common notional amount and maturity date.  The Company’s goal is to manage interest-rate sensitivity by modifying the repricing or maturity characteristics of specific balance sheet assets and liabilities so that the net interest margin is not, on a material basis, adversely affected by movements in interest rates. The interest rate swap entered into by the Company converted certain variable rate long term debt to fixed rates. This rate swap agreement is considered a cash flow hedge.  As a result of interest rate fluctuations, hedged assets and liabilities will appreciate or depreciate in market value.  The effect of this unrealized appreciation or depreciation will generally be offset by income or loss on the derivatives that are linked to the hedged assets and liabilities.  The Company views this strategy as a prudent management of interest rate sensitivity, such that earnings are not exposed to undue risk presented by changes in interest rates.

By using derivative instruments, the Company is exposed to credit and market risk.  If the counterparty fails to perform, credit risk is equal to the fair value gain in a derivative.  When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes the Company, and, therefore, creates a repayment risk for the Company.  When the fair value of a derivative contract is negative, the Company owes the counterparty and, therefore, it has no repayment risk.  The Company minimizes the credit (or repayment) risk in derivative instruments by entering into transactions with high-quality counterparties that are reviewed by the Company’s credit committee.

Market risk is the adverse effect that a change in interest rates, currency, or implied volatility rates has on the value of a financial instrument.  The Company manages the market risk associated with its interest rate swap contract by establishing and monitoring limits as to the types and degree of risk that may be undertaken.  The Company periodically measures this risk by using a value-at-risk methodology.

The Company’s derivatives activities are monitored by its asset/liability committee as part of that committee’s oversight of the Company’s asset/liability and treasury functions.  The Company’s asset/liability committee is responsible for implementing various hedging strategies that are developed through its analysis of data from financial simulation models and other internal and industry sources.  The resulting hedging strategies are then incorporated into the Company’s overall interest-rate risk-management and trading strategies.

The interest rate swap agreement provided for the Company to make payments at a fixed rate of 6.32% in exchange for receiving payments at a variable rate determined by a specified index (three month LIBOR plus 150 basis points).

During 2010, the Company recognized $337,015 in additional interest expense on Junior subordinated debentures as a result of its interest rate swap.  The swap agreement expired on September 30, 2010.